EXHIBIT 10.5

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of this 7th day of December 2023, by and among Capstone Green Energy LLC, a Delaware limited liability company (the “Company”), and the persons identified on the signature pages hereto (collectively, the “Holders,” and each individually, the “Holder”).

WHEREAS, the parties to this Agreement are simultaneously entering into a certain Limited Liability Company Agreement, dated as of the date hereof; and

WHEREAS, the Holders will obtain ownership of the Company’s Preferred Units (as defined below) pursuant to the Joint Prepackaged Chapter 11 Plan of Reorganization of Capstone Green Energy Corporation and its Debtor Affiliates.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree with each other as follows:

1.Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chairman, Chief Executive Officer, President, Secretary or Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed and (iii) the Company has a bona fide business purpose for not making such information public.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Common Units” shall mean the Common Units of the Company and any other common equity securities issued by the Company, and any other securities issued or issuable with respect thereto (whether by way of a dividend or split or in exchange for or upon conversion of such units or otherwise in connection with a combination of units, recapitalization, merger, consolidation or other corporate reorganization).

“Convertible Securities” means all then outstanding options, warrants, rights, convertible notes, Preferred Units or other securities of the Company directly or indirectly convertible into or exercisable for Common Units.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Person” shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

“Preferred Units” shall mean the Series A Preferred Units of the Company.

“Registrable Securities” shall mean (i) any Common Units held by the Holders at any time and (ii) any Common Units issued or issuable pursuant to the conversion of (x) the Preferred Units or (y) any other Convertible Securities held by the Holders at any time and (iv) any other securities issued or issuable with respect to any such units described in clauses (i) and (ii) above by way of a dividend or split or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization (including any reorganization in connection with the Company’s initial public offering or listing of its securities on a securities exchange) (it being understood that, for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) they have been sold or distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 or (y) such securities have been repurchased by the Company or any of its subsidiaries or Affiliates.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2.Demand Registration.
(a)Subject to the terms and conditions of this Agreement, at any time after the initial public offering or listing on a securities exchange of the Company’s Common Units pursuant to an effective registration under the Securities Act, the holders of a majority of the Registrable Securities may notify the Company that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities in the manner specified in such request. Upon receipt of such request, the Company shall promptly deliver notice of such request to all Holders holding Registrable Securities who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon such Person’s participation in such underwritten public offering and the inclusion of such Person’s Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use its reasonable best efforts to file a registration to effect (but in any event no later than thirty (30) days after such request) the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act, but only to the extent provided for in this Agreement. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within ninety (90) days after the effective date of a registration statement filed by the Company; provided, that the Company shall have complied with its obligations in respect of Registrable Securities as to which registration shall have been requested. Each Holder of Registrable Securities agrees that such Holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally.

(b)If a requested registration involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided, that the securities to be excluded shall be determined in the following order of priority: (i) persons not having any contractual or other right to include such securities in the registration statement, (ii) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental “piggy back” right to include such securities in the registration statement, (iii) securities to be registered by the Company pursuant to such registration statement, (iv) Registrable Securities of holders who did not make the original request for registration and, if necessary, (v) Registrable Securities of holders who requested such registration pursuant to Section 2(a). If there is a reduction of the number of Registrable Securities pursuant to clauses (iv) or (v), such reduction shall be made on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders).
(c)With respect to a request for registration pursuant to Section 2(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the holders of a majority of the Registrable Securities to be sold in such offering, subject to the approval of the Company (which approval will not be unreasonably withheld or delayed). The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within one hundred twenty (120) days following the effective date of any registration required pursuant to this Section 2.
3.Form S-3.

After the first public offering of its securities registered under the Securities Act, the Company shall use its reasonable best efforts to qualify and remain qualified to register securities pursuant to a registration statement on Form S-3 (or any successor form) under the Securities Act. Once the Company is eligible to file a registration statement on Form S-3 (or any successor form), then a Holder or Holders holding Registrable Securities anticipated to have an aggregate sale price in excess of $5,000,000 shall have the right to require the Company to file registration statements, including a shelf registration statement, and if the Company is a WKSI, an automatic shelf registration statement, on Form S-3 or any successor form under the Securities Act covering all or any part of their and their affiliates’ Registrable Securities, by delivering a written request to the Company. Such request shall be in writing and shall state the number of securities of Registrable Securities to be disposed of and the intended method of disposition of such securities by such holder or holders. The Company shall give notice to all other holders of the Registrable Securities of the receipt of a request for registration pursuant to this Section 3 and such holders of Registrable Securities shall then have thirty (30) days to notify the Company in writing of their desire to participate in the registration. The Company shall use its reasonable best efforts to promptly effect the registration of all securities on Form S-3 (or a comparable successor form) to the extent requested by such holders. The Company shall use its reasonable best efforts to keep such registration statement effective until such holders have completed the distribution described in such registration statement. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under Sections 2 and 3 with respect to any or all Registrable Securities and in no event may a Holder or Holders request any underwritten public offering more than one (1) time in any six month period.

4.Piggyback Registration.

If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so. Upon the written request of any of such holders of the Registrable Securities, given within ten (10) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 4, use its reasonable best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company’s securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, “Selling Securityholders”) is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Securityholders (including such holders of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided further, that (a) in no event shall the amount of Registrable Securities of selling Holders be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities; and (b) any securities to be excluded shall be determined in the following order of priority: (i) securities held by any Persons not having any such contractual, incidental registration rights, (ii) securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement, and (iii) the Registrable Securities sought to be included by the holders thereof as determined on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders).

5.Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to promptly effect the registration of any of its securities under the Securities Act, the Company will:
(a)use its reasonable best efforts to diligently prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such registration statement to become and remain effective until completion of the proposed offering;
(b)use its reasonable best efforts to diligently prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the distribution described in such registration statement has been completed and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;
(c)furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;
(d)use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to (i) qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction;
(e)within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the approval of such counsel (such approval not to be unreasonably withheld or delayed);
(f)promptly notify each selling holder of Registrable Securities, such selling holder’s counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as reasonably practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(g)in the event of the issuance of any stop order suspending the effectiveness of a registration statement, use its reasonable best efforts to promptly obtain the withdrawal of such stop order suspending the effectiveness of a registration statement;
(h)if requested by the managing underwriter or underwriters (if any), any selling holder, or such selling holder’s counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;
(i)make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;
(j)enter into any reasonable and customary underwriting agreement required by the proposed underwriter(s) for the selling holders, if any, and use its reasonable best efforts to facilitate the public offering of the securities;
(k)in the case of an underwritten public offering, use its reasonable best efforts to furnish to each prospective selling holder a signed counterpart, addressed to the underwriters, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities;
(l)cause the Registrable Securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Units of the Company are then listed or quoted (or if the Common Units are not yet listed or quoted, then on such exchange or quotation system as the selling holders of Registrable Securities and the Company shall determine);
(m)otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;
(n)otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Agreement; and
(o)during the period when the prospectus is required to be delivered under the Securities Act, timely (giving effect to any extensions that may be available pursuant to Rule 12b-25 under the Securities Act or successor thereto) file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act; provided, that the failure to file Current Reports on Form 8-K, shall not be deemed to violate this Section 5(a) to the extent that Rule 144 remains available for the resale of Registrable Securities and the failure does not cause the Company to lose eligibility to use Form S-3.
6.Deemed Underwriter. The Company agrees that, if a Holder or any of its affiliates (each, a “Holder Entity”) could reasonably be deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with any registration of the Company’s securities pursuant to this Agreement, and any amendment or supplement thereof (any such registration statement or amendment or supplement a “Holder Underwriter Registration Statement”), then the Company will cooperate with such Holder Entity in allowing such Holder Entity to conduct customary “underwriter’s due diligence” with respect to the Company and satisfy its obligations in respect thereof. In addition, at such Holder’s request, the Company will use its reasonable best efforts to furnish to such Holder, on the date of the effectiveness of any Holder Underwriter Registration Statement and thereafter from time to time on such dates as such Holder may reasonably request (i) an opinion of counsel for the Company, including, without limitation, a standard “10b-5” statement, dated the effective date of the registration statement, and (ii) a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities. The Company will also permit legal counsel to such Holder to review and comment upon any such Holder Underwriter Registration Statement at least three business days prior to its filing with the SEC and all amendments and supplements to any such Holder Underwriter Registration Statement within a reasonable number of days prior to their filing with the SEC and not file any Holder Underwriter Registration Statement or amendment or supplement thereto in a form to which such Holder’s legal counsel reasonably objects.

7.Expenses. All expenses incurred by the Company or the Holders in effecting the registrations provided for in Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for the Holders participating in such registration as a group (selected by the holders of a majority of the Registrable Securities that are being registered in such registration), underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by the Company. Each Person that sells securities hereunder shall bear and pay all underwriting discounts and commissions, underwriter marketing costs, brokerage fees and transfer taxes applicable to the securities sold for such Person’s account and all reasonable fees and expenses of any legal counsel representing any such Person.
8.Indemnification.
(a)The Company shall indemnify and hold harmless each Holder that is a selling holder of Registrable Securities (including its partners (including partners of partners and shareholders of such partners)), each underwriter (as defined in the Securities Act), and directors, officers, employees and agents of any of them, and each other Person, if any, who controls (within the meaning of the Securities Act) such seller or underwriter (individually and collectively, the “Company-Indemnified Person”) against any losses, claims, damages or liabilities (collectively, the “liability”), joint or several, to which such Company-Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus used in connection with any offering, including but not limited to, any free writing prospectus used by the Company, the underwriters or the Holders, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or “blue sky” laws or any sale or regulation thereunder in connection with such registration, or (iv) any information provided by the Company or at the instruction of the Company to any Person participating in the offer at the point of sale containing any untrue statement or alleged untrue statement of any material fact or omitting or allegedly omitting any material fact required to be included in such information or necessary to make the statements therein not misleading. Except as otherwise provided in Section 8(d), the Company shall reimburse each such Company-Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Company shall not be liable to any Company-Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto, free writing prospectus, or other information, in reliance upon and in conformity with information furnished in writing to the Company by such Company-Indemnified Person specifically for use therein.
(b)Each Holder holding any Registrable Securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, employees and agents, each underwriter and each other Person, if any, who controls (within the meaning of the Securities Act) the Company or such underwriter (individually and collectively also, the “Holder-Indemnified Person” and, together with the Company-Indemnified Person, individually and collectively, the “Indemnified Person”), against any liability, joint or several, to which any such Holder-Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus used in connection with such offering, including but not limited to, any free writing prospectus used by the Company, the underwriters, the Holders, or (ii) any omission or alleged omission by such selling Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any information provided at the instruction of the Company to any Person participating in the offer at the point of sale containing any untrue statement or alleged untrue statement of any material fact or omitting or allegedly omitting any material fact required to be included in such information or necessary to make the statements therein not misleading, in the case of (i), (ii) and (iii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto, free writing prospectus, or other information, in reliance upon and in conformity with information furnished in writing to the Company by such selling Holder specifically for use therein. Such selling Holder shall reimburse any Holder-Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that in no event shall the liability of any Holder for indemnification under this Section 8 in its capacity as a seller of Registrable Securities exceed the amount equal to the net proceeds (before deducting expenses) to such Holder of the securities sold in any such registration.
(c)In the event the Company, any selling holder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 8(a), or (b) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. Any Indemnified Person shall, unless in such Indemnified Person’s reasonable judgment a conflict of interest between such Indemnified Person and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel for each applicable jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any Indemnified Person a conflict of interest may exist between such Indemnified Person and any other of such Indemnified Persons with respect to such claim. In such instance, the conflicted Indemnified Persons shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party.

(d)If the indemnification provided for in this Section 8 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Person in respect of any losses, claims, damages expenses or liabilities referred to therein, then each indemnifying party under this Section 8, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Holder or Holders and the underwriters from the offering of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company, the Holders, and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Holders, or the underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution to this Section 8 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Holder be required to contribute under this Section 8(e) in excess of the net proceeds (before deducting expenses) received by such Holder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

(e)The amount paid by an indemnifying party or payable to an Indemnified Person as a result of the losses, claims, damages, expenses and liabilities referred to in this Section 8 shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred and in accordance with Section 8(c). The indemnification and contribution provided for in this Section 8 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons or any other officer, director, employee, agent or controlling person of the Indemnified Persons. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent or entry of any judgment or enter into a settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault or culpability on the part of any Indemnified Person without the consent of the Indemnified Person, which consent will not be unreasonably withheld or delayed.
9.Compliance with Rule 144. In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, the Company will use its reasonable best efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 and use its reasonable best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities and delivery of any opinions requested by the transfer agent.
10.[Reserved]
11.Amendments. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least a majority of the Registrable Securities. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof.
12.Postponement.

(a)Notwithstanding anything to the contrary contained herein, the Company may postpone the filing or initial effectiveness of or suspend the continued use of any registration statement (or amendment or supplement thereto) required hereunder on not more than three occasions, not to exceed one-hundred (100) days in the aggregate during any twelve (12) month period, if the Company determines that the filing, initial effectiveness or continued use of a registration statement would (a) require the Company to make an Adverse Disclosure, (b) require the inclusion in such registration statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith judgment of the majority of the Company’s Board of Directors such Registration be seriously detrimental to the Company and the majority of the Company’s Board of Directors concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time (a “Black Out Period”). Upon notice of the existence of a Black Out Period from the Company to any Holder or Holders with respect to any registration statement already effective, such Holder or Holders shall refrain from selling their Registrable Securities under such registration statement until such Black Out Period has ended; provided, however, that the Company shall not impose a Black Out Period with respect to any registration statement that is already effective more than once during any period of twelve (12) consecutive months and in no event shall such Black Out Period exceed sixty (60) days.
(b)Upon receipt of written notice from the Company that a registration statement or prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended prospectus correcting such untrue statement of a material fact or omission to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or until it is advised in writing by Company that the use of the prospectus may be resumed.

13.Market Stand-Off.
(a)Each Holder agrees, that if requested by the Company and an underwriter of Registrable Securities of the Company in connection with any public offering of the Company, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any units held by it for such period, not to exceed (a) one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company’s initial public offering of Registrable Securities, or (b) ninety (90) days following the effective date of the relevant registration statement in connection with any other public offering of Registrable Securities, as such underwriter shall specify reasonably and in good faith, provided, however, that all officers and directors of the Company and all 1% or greater securityholders of the Company enter into similar agreements and provided, further, that in the event of any release or waiver of the foregoing restrictions with respect to any officer or director of the Company or any 1% or greater securityholder, each Holder shall be granted the same release or waiver from the foregoing restrictions. Notwithstanding anything in this Agreement, (i) none of the provisions of this Agreement shall in any way limit any Holder from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading (other than for its own accounts, subject to the terms and conditions hereof), market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business, and (ii) the restrictions contained in this Agreement shall not apply to Registrable Securities acquired by any Holder Entity following the initial public offering or listing on a securities exchange of the Company’s securities. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 13 or that are necessary to give further effect thereto.

14.Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities, such Person’s authority to sell such securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 8. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 13 and this Section 14 or that are necessary to give further effect thereto, and the Company shall execute and deliver such other agreements as may be reasonably requested by the lead managing underwriter(s) (if applicable) in order to effect any registration required hereunder. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 13 and this Section 14, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, the Company and the underwriters created pursuant to this Section 14.

15.Transferability of Registration Rights. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Securities. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.
16.Rights Which May Be Granted to Subsequent Holders. Other than permitted transferees of Registrable Securities under this Section, the Company shall not, without the prior written consent of holders of at least a majority of the Registrable Securities, (a) allow purchasers of the Company’s securities to become a party to this Agreement or (b) grant any other registration rights to any third parties that are more favorable than, on parity with or inconsistent with the rights granted hereunder.
17.Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.
18.Successors and Assigns. Subject to the conditions of transfers set forth in Section 14, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.
19.Miscellaneous.
(a)Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid),

telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

If to the Company:

Capstone Green Energy LLC

16640 Stagg Street

Van Nuys, CA 91406

Attention: John Juric, Chief Financial Officer

Email: JJuric@cgrnenergy.com

With a copy to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661

Attention: Mark D. Wood, Esq. and Elizabeth C. McNichol, Esq.

Email: mark.wood@katten.com; elizabeth.mcnichol@katten.com

If to the Holders:

Capstone Distributor Support Services Corp.

2001 Ross Avenue, Suite 2800

Dallas, TX 75201

Attention: Matt Carter

Email: Matt.Carter@gs.com

With a copy to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY 10006

Attention: Sean O’Neal

Email: soneal@cgsh.com

If to any other holder of Registrable Securities:

At such Person’s address for notice as set forth in the books and records of the Company or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a).

All such notices, requests, demands and other communications shall, when mailed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the company, deposited with the express overnight courier service or sent by email, respectively, addressed as aforesaid.

(b)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby (i) submits to the jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in the City of

New York with respect to any actions and proceedings arising out of, or relating to, this Agreement, (ii) agrees that all claims with respect to such actions or proceedings may be heard and determined in such New York State or Federal court, (iii) waives the defense of an inconvenient forum and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)Waiver of Jury Trial. Each party hereto hereby acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.
(d)Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and to be valid and effective for all purposes.
(e)Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

COMPANY:

CAPSTONE GREEN ENERGY LLC

By: /s/ John Juric_________________

Name: John Juric

Title: Executive Vice President, Chief Financial Officer and Secretary

HOLDERS:

CAPSTONE DISTRITUBTOR SUPPORT SERVICES CORPORATION

By: /s/ Matt Carter_________________

Name: Matt Carter

Title: Director

Address For Notices:

Capstone Distributor Support Services Corporation

2001 Ross Avenue, Suite 2800

Dallas, TX 85201

Attention: Matt Carter

Email: Matt.Carter@gs.com